Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

Endurance Specialty Holdings Ltd.

Wellesley House, 90 Pitts Bay Rd.

Pembroke HM 08, Bermuda

Investor Relations

Phone: (441) 278-0988

Fax: (441) 278-0493

email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2012.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2012 and 2011 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		Previous Quarter	Previous Year to Date
		2013	2012	2013	2012	Change	Change

HIGHLIGHTS	Net income	$83,416	$40,118	$244,734	$195,143	107.9%	25.4%
	Net income available to common and participating common shareholders	75,228	31,930	220,170	170,579	135.6%	29.1%
	Net income allocated to common shareholders	73,231	31,436	215,428	167,751	133.0%	28.4%
	Operating income [a]	92,057	34,325	245,549	155,315	168.2%	58.1%
	Operating income available to common and participating common shareholders [a]	83,869	26,137	220,985	130,751	220.9%	69.0%
	Operating income allocated to common shareholders [a]	81,643	25,733	216,225	128,583	217.3%	68.2%
	Operating cash flow	(59,286)	141,154	(16,574)	211,449	(142.0)%	(107.8)%
	Net investment income	38,097	45,882	119,870	134,723	(17.0)%	(11.0)%
	Gross premiums written	544,363	621,255	2,294,435	2,286,980	(12.4)%	0.3%
	Net premiums written	395,333	514,080	1,768,869	1,841,549	(23.1)%	(3.9)%
	Net premiums earned	553,545	551,872	1,516,997	1,482,847	0.3%	2.3%
	Total assets	9,546,660	9,754,355	9,546,660	9,754,355	(2.1)%	(2.1)%
	Total shareholders’ equity	2,839,010	2,810,874	2,839,010	2,810,874	1.0%	1.0%

PER SHARE AND SHARES DATA	Basic and diluted earnings per common share
	Net income (as reported)	$1.70	$0.74	$5.04	$3.94	129.7%	27.9%
	Operating income (as reported) [a]	$1.89	$0.60	$5.06	$3.02	215.0%	67.5%
	Diluted earnings per common share
	Net income (as reported)	$1.70	$0.74	$5.04	$3.94	129.7%	27.9%
	Operating income (as reported) [a]	$1.89	$0.60	$5.06	$3.02	215.0%	67.5%
As Reported	Weighted average common shares outstanding	43,100	42,628	42,720	42,556	1.1%	0.4%
	Weighted average common shares outstanding and dilutive potential common shares [e]	43,100	42,658	42,720	42,594	1.0%	0.3%
	Common dividends paid per share	$0.32	$0.31	$0.96	$0.93	3.2%	3.2%
Book Value Per	Book value [b]	$55.89	$55.85	$55.89	$55.85	0.1%	0.1%
Common Share	Diluted book value (treasury stock method) [b]	$54.33	$54.95	$54.33	$54.95	(1.1)%	(1.1)%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	3.2%	1.4%	9.4%	7.5%	1.8	1.9
	ROAE, operating income [a] [c]	3.6%	1.1%	9.4%	5.7%	2.5	3.7
	Return on beg. common equity (ROBE), net income [d]	3.3%	1.4%	9.7%	7.8%	1.9	1.9
	ROBE, operating income [a] [d]	3.6%	1.1%	9.7%	6.0%	2.5	3.7

	Annualized ROAE, net income [c]	12.8%	5.4%	12.5%	10.0%	7.4	2.5
	Annualized ROAE, operating income [a] [c]	14.2%	4.5%	12.6%	7.6%	9.7	5.0
	Annualized ROBE, net income [d]	13.0%	5.5%	12.9%	10.4%	7.5	2.5
	Annualized ROBE, operating income [a] [d]	14.5%	4.5%	12.9%	8.0%	10.0	4.9
	Annualized investment yield	2.4%	3.0%	2.5%	2.9%	(0.6)	(0.4)

GAAP	Loss ratio	61.3%	73.8%	60.4%	68.5%	(12.5)	(8.1)
	Acquisition expense ratio	14.2%	16.1%	14.7%	15.5%	(1.9)	(0.8)
	General and administrative expense ratio	12.2%	9.6%	14.2%	12.2%	2.6	2.0

	Combined ratio	87.7%	99.5%	89.3%	96.2%	(11.8)	(6.9)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 30 for a reconciliation to net income.
[b]	For detailed calculations, please refer to page 31.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$544,363	$572,710	$1,177,362	$262,046	$621,255	$700,866
Premiums ceded	(149,030)	(108,089)	(268,447)	(74,100)	(107,175)	(149,539)

Net premiums written	$395,333	$464,621	$908,915	$187,946	$514,080	$551,327
Change in unearned premiums	158,212	78,714	(488,798)	343,107	37,792	10,166

Net premiums earned	$553,545	$543,335	$420,117	$531,053	$551,872	$561,493
Other underwriting (loss) income	(943)	888	749	(520)	(1,347)	(2,141)

Total underwriting revenues	$552,602	$544,223	$420,866	$530,533	$550,525	$559,352

UNDERWRITING EXPENSES
Net losses and loss expenses	$339,036	$359,058	$218,970	$504,808	$407,523	$456,691
Acquisition expenses	78,775	71,868	71,636	73,780	88,782	72,249
General and administrative expenses	67,470	81,359	66,478	54,324	52,715	58,574

Total underwriting expenses	$485,281	$512,285	$357,084	$632,912	$549,020	$587,514

Underwriting income (loss)	$67,321	$31,938	$63,782	($102,379)	$1,505	($28,162)

OTHER OPERATING REVENUE
Net investment income	$38,097	$32,468	$49,305	$38,603	$45,882	$14,100
Interest expense	(9,048)	(9,052)	(9,038)	(9,042)	(9,041)	(9,055)
Amortization of intangibles	(1,652)	(1,625)	(2,101)	(2,359)	(2,434)	(2,976)

Total other operating revenue	$27,397	$21,791	$38,166	$27,202	$34,407	$2,069

INCOME (LOSS) BEFORE OTHER ITEMS	$94,718	$53,729	$101,948	($75,177)	$35,912	($26,093)
OTHER
Net foreign exchange (losses) gains	($2,201)	($3,368)	($2,927)	$1,212	($3,774)	$4,085
Net realized and unrealized investment (losses) gains	(6,640)	10,372	6,235	41,881	10,097	1,033

Total other-than-temporary impairment losses	(190)	(579)	(806)	(90)	(126)	(168)
Portion of loss recognised in other comprehensive income (loss)	—	—	—	—	(5)	(72)

Net impairment losses recognised in earnings (losses)	(190)	(579)	(806)	(90)	(131)	(240)

Income tax (expense) benefit	(2,271)	865	(4,151)	(453)	(1,986)	1,197

NET INCOME (LOSS)	$83,416	$61,019	$100,299	($32,627)	$40,118	($20,018)
Preferred dividends	(8,188)	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$75,228	$52,831	$92,111	($40,813)	$31,930	($28,206)

KEY RATIOS/PER SHARE DATA

Loss ratio	61.3%	66.1%	52.1%	95.1%	73.8%	81.3%
Acquisition expense ratio	14.2%	13.2%	17.1%	13.9%	16.1%	12.9%
General and administrative expense ratio	12.2%	15.0%	15.8%	10.2%	9.6%	10.4%

Combined ratio	87.7%	94.3%	85.0%	119.2%	99.5%	104.6%

Basic earnings (losses) per common share	$1.70	$1.21	$2.14	($0.96)	$0.74	($0.71)
Diluted earnings (losses) per common share [b]	$1.70	$1.21	$2.13	($0.96)	$0.74	($0.71)

ROAE, net income (loss) [a]	3.2%	2.3%	4.0%	(1.8)%	1.4%	(1.3)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) - YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$2,294,435	$2,286,980	$2,204,148	$2,549,026	$2,467,114
Premiums ceded	(525,566)	(445,431)	(412,191)	(519,531)	(487,293)

Net premiums written	$1,768,869	$1,841,549	$1,791,957	$2,029,495	$1,979,821
Change in unearned premiums	(251,872)	(358,702)	(361,053)	(15,595)	(48,428)

Net premiums earned	$1,516,997	$1,482,847	$1,430,904	$2,013,900	$1,931,393
Other underwriting income (loss)	694	(1,663)	(2,122)	(2,183)	(3,547)

Total underwriting revenues	$1,517,691	$1,481,184	$1,428,782	$2,011,717	$1,927,846

UNDERWRITING EXPENSES
Net losses and loss expenses	$917,064	$1,016,187	$1,220,514	$1,520,995	$1,632,666
Acquisition expenses	222,279	229,399	205,754	303,179	282,911
General and administrative expenses	215,307	181,365	190,421	235,689	264,152

Total underwriting expenses	$1,354,650	$1,426,951	$1,616,689	$2,059,863	$2,179,729

Underwriting income (loss)	$163,041	$54,233	($187,907)	($48,146)	($251,883)

OTHER OPERATING REVENUE
Net investment income	$119,870	$134,723	$106,443	$173,326	$147,037
Interest expense	(27,138)	(27,132)	(27,166)	(36,174)	(36,254)
Amortization of intangibles	(5,378)	(7,988)	(8,800)	(10,347)	(11,213)

Total other operating revenue	$87,354	$99,603	$70,477	$126,805	$99,570

INCOME (LOSS) BEFORE OTHER ITEMS	$250,395	$153,836	($117,430)	$78,659	($152,313)
OTHER
Net foreign exchange (losses) gains	($8,496)	$14,699	$7,655	$15,911	$7,422
Net realized and unrealized investment gains	9,967	30,258	26,340	72,139	31,671

Total other-than-temporary impairment losses	(1,575)	(274)	(1,908)	(364)	(2,659)
Portion of loss recognised in other comprehensive income (loss)	—	(483)	(911)	(483)	(861)

Net impairment losses recognised in earnings (losses)	(1,575)	(757)	(2,819)	(847)	(3,520)

Income tax (expense) benefit	(5,557)	(2,893)	19,896	(3,346)	23,006

NET INCOME (LOSS)	$244,734	$195,143	($66,358)	$162,516	($93,734)
Preferred dividends	(24,564)	(24,564)	(15,938)	(32,750)	(24,125)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$220,170	$170,579	($82,296)	$129,766	($117,859)

KEY RATIOS/PER SHARE DATA

Loss ratio	60.4%	68.5%	85.3%	75.5%	84.6%
Acquisition expense ratio	14.7%	15.5%	14.4%	15.1%	14.6%
General and administrative expense ratio	14.2%	12.2%	13.3%	11.7%	13.7%

Combined ratio	89.3%	96.2%	113.0%	102.3%	112.9%

Basic earnings (losses) per common share	$5.04	$3.94	($2.07)	$3.00	($2.95)
Diluted earnings (losses) per common share [b]	$5.04	$3.94	($2.07)	$3.00	($2.95)

ROAE, net income (loss) [a]	9.4%	7.5%	(3.4)%	5.8%	(4.9)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012
ASSETS
Cash and cash equivalents	$789,999	$942,062	$857,187	$1,124,019	$895,776
Fixed maturity investments available for sale, at fair value	4,800,838	4,755,091	5,008,753	4,868,150	5,052,963
Short term investments available for sale, at fair value	11,599	15,382	1,400	42,230	62,713
Equity securities available for sale, at fair value	262,866	232,919	188,927	86,997	83,085
Other investments	594,156	569,393	554,715	517,546	478,911
Premiums receivable, net	1,006,227	1,271,818	1,193,578	601,952	1,136,130
Insurance and reinsurance balances receivable	123,777	111,405	106,222	105,663	112,926
Deferred acquisition costs	197,048	210,740	212,953	168,252	215,811
Prepaid reinsurance premiums	263,499	292,911	340,066	166,702	228,854
Reinsurance recoverable on unpaid losses	513,080	594,020	588,576	691,783	1,058,362
Reinsurance recoverable on paid losses	428,300	101,753	11,891	83,159	18,285
Accrued investment income	21,783	25,404	24,865	27,166	23,937
Goodwill and intangible assets	167,000	168,621	169,899	172,000	174,309
Deferred tax assets	50,148	52,240	41,505	43,501	36,092
Receivable on pending investment sales	124,236	78,243	35,608	9,144	76,907
Other assets	192,104	128,446	95,336	86,708	99,294

TOTAL ASSETS	$9,546,660	$9,550,448	$9,431,481	$8,794,972	$9,754,355

LIABILITIES
Reserve for losses and loss expenses	4,052,102	4,145,581	$4,026,536	$4,240,876	$4,509,442
Reserve for unearned premiums	1,314,687	1,500,253	1,625,883	965,244	1,370,491
Deposit liabilities	17,577	17,785	22,533	22,220	23,557
Reinsurance balances payable	347,048	262,582	203,048	110,843	256,674
Debt	527,506	527,401	527,421	527,339	527,341
Payable on pending investment purchases	224,473	181,060	111,969	81,469	102,874
Other liabilities	224,257	179,732	147,841	136,384	153,102

TOTAL LIABILITIES	$6,707,650	$6,814,394	$6,665,231	$6,084,375	$6,943,481

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,250	44,331	43,169	43,116	43,294
Additional paid-in capital	560,204	556,255	520,257	527,915	533,284
Accumulated other comprehensive income	69,457	31,438	137,439	152,463	193,239
Retained earnings	2,147,899	2,086,830	2,048,185	1,969,903	2,023,857

TOTAL SHAREHOLDERS’ EQUITY	$2,839,010	$2,736,054	$2,766,250	$2,710,597	$2,810,874

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,546,660	$9,550,448	$9,431,481	$8,794,972	$9,754,355

Book value per common share	$55.89	$53.51	$55.10	$53.75	$55.85
Diluted book value per common share (treasury stock method)	$54.33	$51.95	$54.10	$52.88	$54.95

RATIOS
Debt-to-capital	15.7%	16.2%	16.0%	16.3%	15.8%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of July 1, 2013 is equal to 12.3% of Shareholders’ Equity as of September 30, 2013.

		Estimated Occurrence Net Loss as of July 1, 2013					July 1, 2012	July 1, 2011
		10 Year	25 Year	50 Year	100 Year	250 Year	100 Year	100 Year
		Return	Return	Return	Return	Return	Return	Return
Zone	Peril	Period	Period	Period	Period	Period	Period	Period

United States	Hurricane	$143	$225	$284	$350	$420	$468	$564
Europe	Windstorm	85	171	249	331	441	344	445
California	Earthquake	43	185	237	284	397	412	442
Japan	Windstorm	37	123	188	230	239	247	268
Northwest U.S.	Earthquake	—	5	31	89	194	184	241
Japan	Earthquake	10	55	105	137	195	138	185
United States	Tornado/Hail	38	57	73	89	113	96	98
Australia	Earthquake	1	6	29	87	189	83	95
New Zealand	Earthquake	1	3	9	23	51	22	34
Australia	Windstorm	3	12	30	58	109	37	39
New Madrid	Earthquake	—	—	—	7	70	11	14

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

Net Premiums Written = $1,768.9 million

[a]	Other specialty includes the agriculture line in the Insurance segment and the other specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013			SEPT. 30, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$344,819	$199,544	$544,363	$324,808	$296,447	$621,255

Net premiums written	$224,338	$170,995	$395,333	$221,265	$292,815	$514,080

Net premiums earned	$291,477	$262,068	$553,545	$283,273	$268,599	$551,872
Other underwriting (loss) income	—	(943)	(943)	(1,384)	37	(1,347)

Total underwriting revenues	$291,477	$261,125	$552,602	$281,889	$268,636	$550,525

UNDERWRITING EXPENSES
Net losses and loss expenses	$228,409	$110,627	$339,036	$288,750	$118,773	$407,523
Acquisition expenses	18,440	60,335	78,775	24,506	64,276	88,782
General and administrative expenses	35,641	31,829	67,470	29,409	23,306	52,715

Total expenses	$282,490	$202,791	$485,281	$342,665	$206,355	$549,020

UNDERWRITING INCOME (LOSS)	$8,987	$58,334	$67,321	($60,776)	$62,281	$1,505

GAAP RATIOS
Loss ratio	78.4%	42.3%	61.3%	101.9%	44.2%	73.8%
Acquisition expense ratio	6.3%	23.0%	14.2%	8.7%	23.9%	16.1%
General and administrative expense ratio	12.2%	12.1%	12.2%	10.4%	8.7%	9.6%

Combined ratio AS REPORTED	96.9%	77.4%	87.7%	121.0%	76.8%	99.5%

Effect of favorable prior accident year reserve development	2.1%	16.0%	8.7%	6.2%	14.2%	10.1%

Combined ratio net of prior accident year reserve development	99.0%	93.4%	96.4%	127.2%	91.0%	109.6%

7

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$344,819	$276,941	$652,943	$177,116	$324,808	$450,451

Net premiums written	$224,338	$191,502	$404,694	$106,652	$221,265	$303,210

Net premiums earned	$291,477	$267,878	$151,152	$244,101	$283,273	$318,602
Other underwriting loss	—	—	—	—	(1,384)	(2,875)

Total underwriting revenues	$291,477	$267,878	$151,152	$244,101	$281,889	$315,727

UNDERWRITING EXPENSES
Net losses and loss expenses	$228,409	$215,844	$99,464	$244,985	$288,750	$260,206
Acquisition expenses	18,440	14,968	14,616	17,332	24,506	18,738
General and administrative expenses	35,641	43,524	35,627	28,445	29,409	29,328

Total expenses	$282,490	$274,336	$149,707	$290,762	$342,665	$308,272

UNDERWRITING INCOME (LOSS)	$8,987	($6,458)	$1,445	($46,661)	($60,776)	$7,455

GAAP RATIOS
Loss ratio	78.4%	80.6%	65.7%	100.3%	101.9%	81.7%
Acquisition expense ratio	6.3%	5.6%	9.7%	7.1%	8.7%	5.9%
General and administrative expense ratio	12.2%	16.2%	23.6%	11.7%	10.4%	9.2%

Combined ratio AS REPORTED	96.9%	102.4%	99.0%	119.1%	121.0%	96.8%

Effect of favorable prior accident year reserve development	2.1%	2.1%	11.4%	3.0%	6.2%	3.9%

Combined ratio net of prior accident year reserve development	99.0%	104.5%	110.4%	122.1%	127.2%	100.7%

8

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
UNDERWRITING REVENUES
Gross premiums written	$199,544	$295,769	$524,419	$84,930	$296,447	$250,415

Net premiums written	$170,995	$273,119	$504,221	$81,294	$292,815	$248,117

Net premiums earned	$262,068	$275,457	$268,965	$286,952	$268,599	$242,891
Other underwriting (loss) income	(943)	888	749	(520)	37	734

Total underwriting revenues	$261,125	$276,345	$269,714	$286,432	$268,636	$243,625

UNDERWRITING EXPENSES
Net losses and loss expenses	$110,627	$143,214	$119,506	$259,823	$118,773	$196,485
Acquisition expenses	60,335	56,900	57,020	56,448	64,276	53,511
General and administrative expenses	31,829	37,835	30,851	25,879	23,306	29,246

Total expenses	$202,791	$237,949	$207,377	$342,150	$206,355	$279,242

UNDERWRITING INCOME (LOSS)	$58,334	$38,396	$62,337	($55,718)	$62,281	($35,617)

GAAP RATIOS
Loss ratio	42.3%	52.0%	44.4%	90.5%	44.2%	81.0%
Acquisition expense ratio	23.0%	20.7%	21.2%	19.7%	23.9%	22.0%
General and administrative expense ratio	12.1%	13.7%	11.5%	9.0%	8.7%	12.0%

Combined ratio AS REPORTED	77.4%	86.4%	77.1%	119.2%	76.8%	115.0%

Effect of favorable prior accident year reserve development	16.0%	20.8%	12.4%	7.2%	14.2%	13.2%

Combined ratio net of prior accident year reserve development	93.4%	107.2%	89.5%	126.4%	91.0%	128.2%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
INSURANCE SEGMENT
Agriculture	$200,062	$131,633	$564,474	$64,798	$171,826	$289,656
Casualty and other specialty	95,862	87,614	56,467	59,942	90,873	91,187
Professional lines	34,221	38,296	20,964	39,242	43,209	39,559
Property	14,674	19,398	11,038	13,134	18,900	30,049

TOTAL INSURANCE	$344,819	$276,941	$652,943	$177,116	$324,808	$450,451

REINSURANCE SEGMENT
Catastrophe	$38,676	$155,431	$147,866	$24,112	$38,871	$46,275
Property	91,653	48,384	148,411	31,065	157,742	129,203
Casualty	53,691	67,209	151,702	24,961	77,781	56,293
Other specialty	15,524	24,745	76,440	4,792	22,053	18,644

TOTAL REINSURANCE	$199,544	$295,769	$524,419	$84,930	$296,447	$250,415

REPORTED TOTALS	$544,363	$572,710	$1,177,362	$262,046	$621,255	$700,866

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
INSURANCE SEGMENT
Agriculture	$120,617	$84,537	$341,130	$25,413	$106,180	$185,017
Casualty and other specialty	72,431	63,373	43,261	43,683	66,686	69,700
Professional lines	20,972	27,788	14,203	30,044	34,804	30,812
Property	10,318	15,804	6,100	7,512	13,595	17,681

TOTAL INSURANCE	$224,338	$191,502	$404,694	$106,652	$221,265	$303,210

REINSURANCE SEGMENT
Catastrophe	$12,551	$138,041	$131,398	$22,073	$36,484	$43,868
Property	90,528	44,516	148,411	31,065	157,742	129,203
Casualty	53,690	67,211	150,273	24,960	77,781	56,292
Other specialty	14,226	23,351	74,139	3,196	20,808	18,754

TOTAL REINSURANCE	$170,995	$273,119	$504,221	$81,294	$292,815	$248,117

REPORTED TOTALS	$395,333	$464,621	$908,915	$187,946	$514,080	$551,327

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	SEPT. 30, 2011
INSURANCE SEGMENT
Agriculture	$200,739	$172,492	$56,431	$142,851	$183,277	$215,830
Casualty and other specialty	55,929	55,872	54,123	55,425	53,060	51,793
Professional lines	24,220	27,757	30,924	35,530	35,577	34,343
Property	10,589	11,757	9,674	10,295	11,359	16,636

TOTAL INSURANCE	$291,477	$267,878	$151,152	$244,101	$283,273	$318,602

REINSURANCE SEGMENT
Catastrophe	$67,778	$86,560	$84,795	$95,050	$85,983	$86,395
Property	88,195	90,934	86,555	92,757	74,818	62,519
Casualty	79,101	70,104	71,070	73,911	79,135	68,882
Other specialty	26,994	27,859	26,545	25,234	28,663	25,095

TOTAL REINSURANCE	$262,068	$275,457	$268,965	$286,952	$268,599	$242,891

REPORTED TOTALS	$553,545	$543,335	$420,117	$531,053	$551,872	$561,493

12

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE NINE MONTHS ENDED
	SEPT. 30, 2013			SEPT. 30, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,274,703	$1,019,732	$2,294,435	$1,252,814	$1,034,166	$2,286,980

Net premiums written	$820,534	$948,335	$1,768,869	$835,705	$1,005,844	$1,841,549

Net premiums earned	$710,507	$806,490	$1,516,997	$710,988	$771,859	$1,482,847
Other underwriting income (loss)	—	694	694	(2,684)	1,021	(1,663)

Total underwriting revenues	$710,507	$807,184	$1,517,691	$708,304	$772,880	$1,481,184

UNDERWRITING EXPENSES
Losses and loss expenses	$543,717	$373,347	$917,064	$610,956	$405,231	$1,016,187
Acquisition expenses	48,024	174,255	222,279	58,265	171,134	229,399
General and administrative expenses	114,792	100,515	215,307	96,663	84,702	181,365

Total expenses	$706,533	$648,117	$1,354,650	$765,884	$661,067	$1,426,951

UNDERWRITING INCOME (LOSS)	$3,974	$159,067	$163,041	($57,580)	$111,813	$54,233

GAAP RATIOS
Loss ratio	76.4%	46.3%	60.4%	85.9%	52.4%	68.5%
Acquisition expense ratio	6.8%	21.6%	14.7%	8.2%	22.2%	15.5%
General and administrative expense ratio	16.2%	12.5%	14.2%	13.6%	11.0%	12.2%

Combined ratio AS REPORTED	99.4%	80.4%	89.3%	107.7%	85.6%	96.2%

Effect of favorable prior accident year reserve development	4.1%	16.4%	10.6%	5.5%	6.9%	6.2%

Combined ratio net of prior accident year reserve development	103.5%	96.8%	99.9%	113.2%	92.5%	102.4%

13

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,274,703	$1,252,814	$1,302,032	$1,429,930	$1,469,798

Net premiums written	$820,534	$835,705	$909,012	$942,357	$1,005,490

Net premiums earned	$710,507	$710,988	$730,491	$955,089	$981,592
Other underwriting loss	—	(2,684)	(2,875)	(2,684)	(3,368)

Total underwriting revenues	$710,507	$708,304	$727,616	$952,405	$978,224

UNDERWRITING EXPENSES
Losses and loss expenses	$543,717	$610,956	$550,438	$855,941	$765,119
Acquisition expenses	48,024	58,265	50,907	75,597	71,295
General and administrative expenses	114,792	96,663	102,361	125,108	146,115

Total expenses	$706,533	$765,884	$703,706	$1,056,646	$982,529

UNDERWRITING INCOME (LOSS)	$3,974	($57,580)	$23,910	($104,241)	($4,305)

GAAP RATIOS
Loss ratio	76.4%	85.9%	75.3%	89.6%	77.9%
Acquisition expense ratio	6.8%	8.2%	7.0%	7.9%	7.3%
General and administrative expense ratio	16.2%	13.6%	14.0%	13.1%	14.9%

Combined ratio AS REPORTED	99.4%	107.7%	96.3%	110.6%	100.1%

Effect of favorable prior accident year reserve development	4.1%	5.5%	9.6%	4.8%	7.2%

Combined ratio net of prior accident year reserve development	103.5%	113.2%	105.9%	115.4%	107.3%

14

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,019,732	$1,034,166	$902,116	$1,119,096	$997,316

Net premiums written	$948,335	$1,005,844	$882,945	$1,087,138	$974,331

Net premiums earned	$806,490	$771,859	$700,413	$1,058,811	$949,801
Other underwriting income (loss)	694	1,021	753	501	(179)

Total underwriting revenues	$807,184	$772,880	$701,166	$1,059,312	$949,622

UNDERWRITING EXPENSES
Losses and loss expenses	$373,347	$405,231	$670,076	$665,054	$867,547
Acquisition expenses	174,255	171,134	154,847	227,582	211,616
General and administrative expenses	100,515	84,702	88,060	110,581	118,037

Total expenses	$648,117	$661,067	$912,983	$1,003,217	$1,197,200

UNDERWRITING INCOME (LOSS)	$159,067	$111,813	($211,817)	$56,095	($247,578)

GAAP RATIOS
Loss ratio	46.3%	52.4%	95.6%	62.8%	91.3%
Acquisition expense ratio	21.6%	22.2%	22.1%	21.5%	22.3%
General and administrative expense ratio	12.5%	11.0%	12.6%	10.4%	12.4%

Combined ratio AS REPORTED	80.4%	85.6%	130.3%	94.7%	126.0%

Effect of favorable prior accident year reserve development	16.4%	6.9%	9.7%	7.0%	11.5%

Combined ratio net of prior accident year reserve development	96.8%	92.5%	140.0%	101.7%	137.5%

15

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$896,169	$838,932	$855,486	$903,730	$901,746
Casualty and other specialty	239,943	236,383	231,694	296,325	289,421
Professional lines	93,481	130,573	124,209	169,815	169,319
Property	45,110	46,926	90,643	60,060	109,312

TOTAL INSURANCE	$1,274,703	$1,252,814	$1,302,032	$1,429,930	$1,469,798

REINSURANCE SEGMENT
Catastrophe	$341,973	$354,275	$330,771	$378,387	$346,021
Property	288,448	318,514	251,475	349,579	266,562
Casualty	272,602	258,352	218,264	283,313	277,495
Other specialty	116,709	103,025	101,606	107,817	107,238

TOTAL REINSURANCE	$1,019,732	$1,034,166	$902,116	$1,119,096	$997,316

REPORTED TOTALS	$2,294,435	$2,286,980	$2,204,148	$2,549,026	$2,467,114

16

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$546,284	$528,349	$577,538	$553,762	$586,659
Casualty and other specialty	179,065	173,097	175,652	216,780	215,939
Professional lines	62,963	107,841	99,560	137,885	137,962
Property	32,222	26,418	56,262	33,930	64,930

TOTAL INSURANCE	$820,534	$835,705	$909,012	$942,357	$1,005,490

REINSURANCE SEGMENT
Catastrophe	$281,990	$329,067	$314,328	$351,140	$329,081
Property	283,455	318,521	251,475	349,586	266,562
Casualty	271,174	257,113	217,463	282,073	276,697
Other specialty	111,716	101,143	99,679	104,339	101,991

TOTAL REINSURANCE	$948,335	$1,005,844	$882,945	$1,087,138	$974,331

REPORTED TOTALS	$1,768,869	$1,841,549	$1,791,957	$2,029,495	$1,979,821

17

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2013	SEPT. 30, 2012	SEPT. 30, 2011	DEC. 31, 2012	DEC. 31, 2011
INSURANCE SEGMENT
Agriculture	$429,662	$405,949	$418,590	$548,800	$564,658
Casualty and other specialty	165,924	160,051	150,800	215,476	201,518
Professional lines	82,901	106,180	108,306	141,710	145,886
Property	32,020	38,808	52,795	49,103	69,530

TOTAL INSURANCE	$710,507	$710,988	$730,491	$955,089	$981,592

REINSURANCE SEGMENT
Catastrophe	$239,133	$249,654	$244,477	$344,704	$326,674
Property	265,684	213,742	173,614	306,499	241,525
Casualty	220,275	226,436	204,276	300,347	278,114
Other specialty	81,398	82,027	78,046	107,261	103,488

TOTAL REINSURANCE	$806,490	$771,859	$700,413	$1,058,811	$949,801

REPORTED TOTALS	$1,516,997	$1,482,847	$1,430,904	$2,013,900	$1,931,393

18

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

	FOR THE NINE MONTHS ENDED SEPT. 30, 2013

Average common equity [a]	$2,344,804

Net premiums earned	$1,516,997
Combined ratio	89.3%
Operating margin	10.7%
Premium leverage	0.65	x
Implied ROAE from underwriting activity	7.0%

Average cash and invested assets at amortized cost	$6,362,200
Investment leverage	2.71	x
Year to date investment income yield, pretax	1.9%
Implied ROAE from investment activity	5.1%

Financing Costs [b]	(2.2)%

Implied Pre-tax Operating ROAE, for period [c]	9.9%

Implied Pre-tax Operating ROAE, annualized [c]	13.2%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	SEPT. 30, 2013		JUNE 30, 2013		MAR. 31, 2013		DEC. 31, 2012		2012		2011

Average common equity [a]	$2,357,532		$2,321,152		$2,308,424		$2,330,736		$2,230,881		$2,451,346

Net premiums earned	$553,545		$543,335		$420,117		$531,053		$2,013,900		$1,931,393

Premium leverage	0.23	x	0.23	x	0.18	x	0.23	x	0.90	x	0.79	x

Annualized premium leverage	0.92	x	0.92	x	0.72	x	0.92	x	0.90	x	0.79	x

Average cash and invested assets at amortized cost	$6,340,454		$6,389,569		$6,411,315		$6,394,427		$6,303,881		$6,130,518

Investment leverage	2.69	x	2.75	x	2.78	x	2.74	x	2.83	x	2.50	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

20

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF SEPTEMBER 30, 2013 AND DECEMBER 31, 2012

	September 30, 2013		December 31, 2012
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$689,762	10.8%	$1,051,694	16.0%
Short-term investments	11,599	0.2%	42,230	0.6%
Fixed maturity investments
U.S. government and government agencies notes	823,761	13.0%	737,535	11.2%
Government and agency guaranteed corporates	34,520	0.5%	64,464	1.0%
U.S. government agency residential mortgage-backed securities	1,176,967	18.6%	1,197,788	18.2%
U.S. government agency commercial mortgage-backed securities	59,878	0.9%	25,684	0.4%
Municipals	27,370	0.4%	38,894	0.6%
Foreign government	175,509	2.8%	109,337	1.7%
Corporate securities	1,139,451	17.9%	1,373,671	20.9%
Non-agency residential mortgage-backed securities	63,255	1.0%	82,791	1.3%
Non-agency commercial mortgage-backed securities	829,582	13.0%	755,695	11.6%
Asset-backed securities	470,545	7.4%	482,291	7.3%
Equity securities
Equity investments	166,828	2.6%	66,309	0.9%
Emerging market debt fund	60,505	1.0%	10,576	0.2%
Preferred equity investments	12,003	0.2%	10,112	0.2%
Short-term fixed income fund	23,530	0.4%	—	—
Other investments [b]	594,156	9.3%	517,546	7.9%

Total	$6,359,221	100.0%	$6,566,617	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$823,761	17.1%	$737,535	15.0%
AAA/Aaa	1,031,149	21.4%	993,277	20.2%
AA/Aa	1,781,679	37.0%	1,821,250	37.1%
A/A	807,509	16.8%	993,307	20.2%
BBB	296,489	6.2%	219,017	4.5%
Below BBB	67,269	1.4%	143,198	2.9%
Not Rated	4,581	0.1%	2,796	0.1%

Total	$4,812,437	100.0%	$4,910,380	100.0%

Performance	September 30, 2013	December 31, 2012
Yield [d]	2.4%	2.8%
Duration in years [e]	3.10	2.49

Investment Income	Quarter Ended Sept. 30, 2013	Quarter Ended June 30, 2013	Quarter Ended Mar. 31, 2013	Quarter Ended Dec. 31, 2012	Quarter Ended Sept. 30, 2012
Cash and available for sale securities	$24,853	$25,688	$26,246	$27,645	$30,832
Other investments	13,244	6,780	23,059	10,958	15,050

Total net investment income	$38,097	$32,468	$49,305	$38,603	$45,882

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.
	[b]	Other investments includes investments in alternative and specialty funds.
	[c]	Excludes cash and equivalents, equity securities and other investments.
	[d]	Earned yield for the quarter ending 9/30/13 and twelve months ending 12/31/12 excludes realized and unrealized gains and losses on fixed maturity investments.
	[e]	Duration excludes equity securities, other investments and operating cash.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF SEPTEMBER 30, 2013

	September 30, 2013
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)

JPMORGAN CHASE & CO	$40,999	$41,099	$100	A
MORGAN STANLEY	36,701	37,513	812	A-
BANK OF AMERICA CORP	35,796	35,946	150	A-
CITIGROUP INC	33,560	33,904	344	A-
GOLDMAN SACHS GROUP INC/THE	32,533	32,651	118	A-
VERIZON COMMUNICATIONS INC	26,785	27,772	987	BBB+
GENERAL ELECTRIC CO	27,130	27,104	(26)	AA+
WELLS FARGO & COMPANY	25,989	26,160	171	A+
AMERICAN EXPRESS COMPANY	23,640	23,571	(69)	A-
COMCAST CORPORATION	22,017	22,544	527	A-
AT&T INC	20,872	20,985	113	A-
FORD MOTOR COMPANY	18,854	18,930	76	BBB-
US BANCORP	15,931	16,280	349	A+
PRINCIPAL LIFE GLOBAL FUNDING II	15,624	15,725	101	A+
BB& T CORP	15,465	15,428	(37)	A-
NATIONAL GRID PLC	13,883	15,336	1,453	A-
ORACLE CORPORATION	14,586	14,313	(273)	A+
NEW YORK LIFE INSURANCE COMPANY	13,115	13,318	203	AA+
MERCK & CO INC	13,170	13,112	(58)	AA
INTERNATIONAL BUSINESS MACHINES CORP	12,733	12,808	75	AA-
ANHEUSER-BUSCH INVEB SA/NV	12,846	12,757	(89)	A
PHILIP MORRIS INTERNATIONAL INC	12,224	12,624	400	A
PRFIZER INC	12,331	12,448	117	AA
CAPITAL ONE FINANCIAL CORPORATION	11,908	11,781	(127)	BBB
METLIFE INC	11,597	11,476	(121)	A-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

22

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2013			NINE MONTHS ENDED SEPT. 30, 2013
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,145,581	($594,020)	$3,551,561	$4,240,876	($691,783)	$3,549,093

Incurred related to:
Current year	608,737	(221,641)	387,096	1,625,678	(547,081)	1,078,597
Prior years	(55,690)	7,630	(48,060)	(150,470)	(11,063)	(161,533)

Total Incurred	553,047	(214,011)	339,036	1,475,208	(558,144)	917,064

Paid related to:
Current year	(493,376)	361,105	(132,271)	(628,247)	363,528	(264,719)
Prior years	(178,687)	(65,679)	(244,366)	(1,034,700)	373,523	(661,177)

Total Paid	(672,063)	295,426	(376,637)	(1,662,947)	737,051	(925,896)

Foreign currency translation	25,537	(475)	25,062	(1,035)	(204)	(1,239)

Balance, end of period	$4,052,102	($513,080)	$3,539,022	$4,052,102	($513,080)	$3,539,022

23

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED SEPT. 30, 2013

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)

Nine months ended September 30, 2013	($29,130)	($132,403)	($161,533)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company

Incurred related to prior years

Quarter ended March 31, 2011	($34,612)	($14,093)	($48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	($70,779)	($109,199)	($179,978)

24

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	SEPT. 30, 2013	JUNE 30, 2013	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	($616)	($233)	($4,733)	($768)	($2,701)	($9,304)
Casualty and other specialty	(2,388)	(2,701)	(4,577)	(6,506)	(4,146)	(17,702)
Professional lines	(2,302)	(603)	302	1,424	(5,937)	(6,043)
Property	(904)	(2,088)	(8,287)	(1,417)	(4,655)	(13,137)

TOTAL INSURANCE	(6,210)	(5,625)	(17,295)	(7,267)	(17,439)	(46,186)

REINSURANCE SEGMENT
Catastrophe	(9,234)	(26,439)	(11,911)	(7,134)	(5,745)	($30,414)
Property	(21,157)	(24,783)	(1,205)	(6,707)	(10,527)	270
Casualty	(6,268)	(805)	(14,156)	(3,302)	(9,350)	(18,965)
Other specialty	(5,191)	(5,153)	(6,101)	(3,652)	(12,581)	(24,862)

TOTAL REINSURANCE	(41,850)	(57,180)	(33,373)	(20,795)	(38,203)	(73,971)

REPORTED TOTALS	($48,060)	($62,805)	($50,668)	($28,062)	($55,642)	($120,157)

25

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance					Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Other specialty	Subtotal	Total
AT SEPT. 30, 2013
Case reserves	$279,916	$309,162	$131,741	$24,337	$745,156	$164,615	$201,127	$305,906	$100,272	$771,920	$1,517,076
Total reserves	$310,092	$1,271,903	$525,084	$39,057	$2,146,136	$290,357	$355,104	$1,003,878	$256,627	$1,905,966	$4,052,102
Case reserves / Total reserves	90.3%	24.3%	25.1%	62.3%	34.7%	56.7%	56.6%	30.5%	39.1%	40.5%	37.4%
IBNR / Total reserves	9.7%	75.7%	74.9%	37.7%	65.3%	43.3%	43.4%	69.5%	60.9%	59.5%	62.6%

AT JUNE 30, 2013
Case reserves	$271,424	$331,791	$127,378	$25,667	$756,260	$140,909	$221,468	$299,194	$96,262	$757,833	$1,514,093
Total reserves	$415,026	$1,274,263	$513,875	$39,730	$2,242,894	$294,752	$375,388	$985,751	$246,796	$1,902,687	$4,145,581
Case reserves / Total reserves	65.4%	26.0%	24.8%	64.6%	33.7%	47.8%	59.0%	30.4%	39.0%	39.8%	36.5%
IBNR / Total reserves	34.6%	74.0%	75.2%	35.4%	66.3%	52.2%	41.0%	69.6%	61.0%	60.2%	63.5%

AT MAR. 31, 2013
Case reserves	$171,382	$327,726	$127,426	$27,993	$654,527	$173,606	$249,203	$290,399	$101,862	$815,070	$1,469,597
Total reserves	$307,140	$1,252,914	$517,849	$42,962	$2,120,865	$288,537	$394,088	$975,821	$247,225	$1,905,671	$4,026,536
Case reserves / Total reserves	55.8%	26.2%	24.6%	65.2%	30.9%	60.2%	63.2%	29.8%	41.2%	42.8%	36.5%
IBNR / Total reserves	44.2%	73.8%	75.4%	34.8%	69.1%	39.8%	36.8%	70.2%	58.8%	57.2%	63.5%

AT DEC. 31, 2012
Case reserves	$392,457	$308,611	$110,441	$54,196	$865,705	$201,105	$281,681	$296,494	$119,261	$898,541	$1,764,246
Total reserves	$464,043	$1,252,900	$497,260	$72,849	$2,287,052	$298,328	$415,460	$976,476	$263,560	$1,953,824	$4,240,876
Case reserves / Total reserves	84.6%	24.6%	22.2%	74.4%	37.9%	67.4%	67.8%	30.4%	45.3%	46.0%	41.6%
IBNR / Total reserves	15.4%	75.4%	77.8%	25.6%	62.1%	32.6%	32.2%	69.6%	54.7%	54.0%	58.4%

AT SEPT. 30, 2012
Case reserves	$730,853	$314,101	$87,156	$24,669	$1,156,779	$177,506	$237,824	$288,979	$123,213	$827,522	$1,984,301
Total reserves	$868,497	$1,238,957	$477,427	$50,205	$2,635,086	$277,304	$354,069	$968,913	$274,070	$1,874,356	$4,509,442
Case reserves / Total reserves	84.2%	25.4%	18.3%	49.1%	43.9%	64.0%	67.2%	29.8%	45.0%	44.1%	44.0%
IBNR / Total reserves	15.8%	74.6%	81.7%	50.9%	56.1%	36.0%	32.8%	70.2%	55.0%	55.9%	56.0%

26

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	SEPT. 30, 2013	2012	2011	SEPT. 30, 2013
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$220,170	$129,766	($117,859)	$2,691,317

Operating income (loss) available (attributable) to common and participating common shareholders	220,985	54,295	(152,303)	2,612,070

Average Shareholders’ equity [a]	2,344,804	2,230,881	2,414,659	2,017,990

Net income (loss) return on average equity	9.4%	5.8%	(4.9)%	11.4	% [c]
Operating return on average equity	9.4%	2.4%	(6.3)%	11.0	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$54.33	$52.88	$50.56	$54.33

Dividends paid per share	0.96	1.24	1.20	10.53

Change in diluted book value per common share	2.7%	4.6%	(4.1)%	15.4	% [c]

Total return to common shareholders [b]	4.6%	7.0%	(1.9)%	20.0	% [c]

[a]	Excludes the $430 million (2010 - $200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

27

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED		NINE MONTHS ENDED
		SEPT. 30,		SEPT. 30,
		2013	2012	2013	2012
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$51.92	$37.28	$48.49	$38.40
AS REPORTED	Basic weighted average common shares outstanding [a]	43,100	42,628	42,720	42,556

	Add: weighted avg. unvested restricted share units	—	2	1	3
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$6	$26	$6	$26
	Less: restricted share units bought back via treasury method	—	(1)	(1)	(1)

	Add: weighted avg. dilutive options outstanding	815	85	387	96
	Weighted average exercise price per share	$47.94	$24.68	$47.27	$24.02
	Proceeds from unrecognized option expense	$6,750	—	$6,750	—
	Less: options bought back via treasury method	(815)	(56)	(387)	(60)

	Weighted average dilutive shares outstanding [b]	43,100	42,658	42,720	42,594

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
	[b]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

28

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2013	2012	2013	2012

Net income	$83,416	$40,118	$244,734	$195,143
Less preferred dividends	(8,188)	(8,188)	(24,564)	(24,564)

Net income available to common and participating common shareholders	$75,228	$31,930	$220,170	$170,579
Less amount allocated to participating common shareholders [a]	(1,997)	(494)	(4,742)	(2,828)

Net income available allocated to common shareholders	$73,231	$31,436	$215,428	$167,751

Denominator:
Weighted average shares - basic	43,100	42,628	42,720	42,556

Share Equivalents
Options	—	29	—	36
Restricted share units	—	1	—	2

Weighted average shares - diluted	43,100	42,658	42,720	42,594

Basic earnings per common share	$1.70	$0.74	$5.04	$3.94

Diluted earnings per common share [b]	$1.70	$0.74	$5.04	$3.94

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

29

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2013	2012	2013	2012

Net income	$83,416	$40,118	$244,734	$195,143
Add (less) after-tax items:
Net foreign exchange losses (gains)	2,395	3,767	8,645	(12,857)
Net realized and unrealized investment losses (gains)	6,056	(9,691)	(9,371)	(27,708)
Net impairment losses recognized in earnings	190	131	1,541	737

Operating income before preferred dividends	$92,057	$34,325	$245,549	$155,315
Preferred dividends	(8,188)	(8,188)	(24,564)	(24,564)

Operating income available to common and participating common shareholders	$83,869	$26,137	$220,985	$130,751
Less amount allocated to participating common shareholders [a]	(2,226)	(404)	(4,760)	(2,168)

Operating income allocated to common shareholders	$81,643	$25,733	$216,225	$128,583

Weighted average common shares outstanding
Basic	43,100	42,628	42,720	42,556
Dilutive	43,100	42,658	42,720	42,594

Basic per common share data
Net income allocated to common shareholders	$1.70	$0.74	$5.04	$3.94
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.05	0.09	0.20	(0.30)
Net realized and unrealized investment losses (gains)	0.14	(0.23)	(0.22)	(0.64)
Net impairment losses recognized in earnings	—	—	0.04	0.02

Operating income allocated to common shareholders	$1.89	$0.60	$5.06	$3.02

Diluted per common share data
Net income allocated to common shareholders	$1.70	$0.74	$5.04	$3.94
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.05	0.09	0.20	(0.30)
Net realized and unrealized investment losses (gains)	0.14	(0.23)	(0.22)	(0.64)
Net impairment losses recognized in earnings	—	—	0.04	0.02

Operating income allocated to common shareholders [b]	$1.89	$0.60	$5.06	$3.02

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

30

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPT. 30,		DEC. 31,
		2013	2012	2012
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$53.72	$38.50	$39.69
AS-IF CONVERTED [a]	Basic common shares outstanding	43,102	42,631	42,432
	Add: unvested restricted shares and restricted share units	1,148	665	686
	Add: dilutive options outstanding	815	85	40
	Weighted average exercise price per share	$47.94	$24.80	$27.76

	Book Value [b]	$2,409,010	$2,380,874	$2,280,597
	Add: proceeds from converted options	39,071	2,108	1,110

	Pro forma book value	$2,448,081	$2,382,982	$2,281,707
	Dilutive shares outstanding	45,065	43,381	43,158
	Basic book value per common share	$55.89	$55.85	$53.75
	Diluted book value per common share	$54.32	$54.93	$52.87

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$53.72	$38.50	$39.69
TREASURY STOCK METHOD	Basic common shares outstanding	43,102	42,631	42,432
	Add: unvested restricted shares and restricted share units	1,148	665	686
	Add: dilutive options outstanding	815	85	40
	Weighted average exercise price per share	$47.94	$24.80	$27.76
	Less: options bought back via treasury method	(727)	(55)	(28)

	Dilutive shares outstanding	44,338	43,326	43,130
	Basic book value per common share	$55.89	$55.85	$53.75
	Diluted book value per common share	$54.33	$54.95	$52.88

[a]	The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

31

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 31 for a reconciliation of diluted book value per common share to basic book value per common share.

32